Statement of Additional Information Supplement dated August 31, 2012
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, B, C, R, Y, Investor and Institutional Class shares, as applicable, of the Funds listed below:

Invesco Balanced-Risk Allocation Fund	Invesco Emerging Markets Equity Fund
Invesco Balanced-Risk Commodity Strategy Fund	Invesco Endeavor Fund
Invesco China Fund	Invesco Global Health Care Fund
Invesco Developing Markets Fund	Invesco International Total Return Fund
Invesco Emerging Market Local Currency Debt Fund	Invesco Premium Income Fund
Invesco Select Companies Fund
Effective August 20, 2012, Peter Ehret is no longer a portfolio manager for Invesco Premium Income Fund and all references to Mr. Ehret in Appendix H are deleted.
Effective August 21, 2012, Dean Dillard is no longer a portfolio manager for Invesco Global Health Care Fund and all references to Mr. Dillard in Appendix H are deleted.
AIF SUP-3 083112